                           OPPENHEIMER SERIES FUND, INC.

                 SUPPLEMENT TO THE PROSPECTUS DATED OCTOBER 1, 1995

MARCH 18, 1996


The Supplement dated March 1, 1996 to the Prospectus is replaced by this Supplement, and the Prospectus is amended as follows:

The name of the Company is changed to Oppenheimer Series Fund, Inc. and the names of the following series are changed--

Connecticut Mutual Total Return Account is Oppenheimer Disciplined
    Allocation Fund ("Disciplined Allocation Fund"
Connecticut Mutual Growth Account is Oppenheimer Disciplined Value Fund
    ("Disciplined Value Fund")

CMIA LifeSpan Capital Appreciation Account is
    Oppenheimer LifeSpan Growth Fund ("LifeSpan Growth Fund")
CMIA LifeSpan Balanced Account is
    Oppenheimer LifeSpan Balanced Fund ("LifeSpan Balanced Fund")
CMIA LifeSpan Diversified Income Account is
    Oppenheimer LifeSpan Income Fund ("LifeSpan Income Fund")
    (collectively, the "LifeSpan Funds")

collectively, the "Oppenheimer Funds")

The names of the following funds have not changed:

Connecticut Mutual Liquid Account ("Liquid Fund")
Connecticut Mutual Income Account ("Income Fund")
Connecticut Mutual Government Securities Account ("Government Fund")
    (collectively, the "CM Funds")

(the Oppenheimer Funds and the CM Funds each, a "Fund" and collectively, the "Funds")

OPPENHEIMERFUNDS, INC. IS EACH FUND'S INVESTMENT MANAGER.

On February 14, 1996, shareholders of each Fund authorized the Funds to enter into new investment management agreements with Oppenheimer Funds, Inc. (the "Manager"). These agreements became effective on March 1, 1996 at the time of the consummation of the merger between Connecticut Mutual Life Insurance Company and Massachusetts Mutual Life Insurance Company ("MassMutual"), the indirect parent company of the Manager.

         The new management agreements (the "New Agreements") provide for compensation to the Manager at the same rate as was previously paid to G.R. Phelps & Co., Inc. ("Phelps"),the former investment manager to the Funds, and set forth in the Funds' respective prospectuses. The New Agreements do not contain the contractual limitation on a Fund's expenses that was included in the investment advisory agreement with Phelps. The portfolio managers of the Funds, previously employed by Phelps, are employees of the Manager and continue to manage the Funds, except as noted below. Phelps provides fund administrative services to the Manager pursuant to an administrative services agreement between Phelps and the Manager. Compensation to Phelps for such services is paid by the Manager.

The Manager has operated as an investment adviser since 1959 and, together with an affiliate, manages investment companies with $50 billion in assets and more than 2.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by MassMutual. The address of the Manager is Two World Trade Center, New York, NY 10048-0203.

SUBADVISERS TO THE LIFESPAN FUNDS.

BEA Associates ("BEA") continues to provide investment subadvisory services to the LifeSpan Funds pursuant to separate subadvisory agreements between BEA and the Manager. Pilgrim Baxter & Associates Ltd. ("Pilgrim") continues to provide subadvisory services to the LifeSpan Growth Fund and the LifeSpan Balanced Fund pursuant to separate subadvisory agreements between Pilgrim and the Manager.
The shareholders of the LifeSpan Growth Fund and the LifeSpan Balanced Fund approved the Manager's selection of Babson-Stewart Ivory International ("Babson-Stewart") to provide subadvisory services to the LifeSpan Growth Fund and the LifeSpan Balanced Fund pursuant to separate subadvisory agreements between Babson-Stewart and the Manager. Babson-Stewart is located at One Memorial Drive, Cambridge, MA 02142, and is a partnership formed in 1987 between David L. Babson & Co., Inc., a subsidiary of MassMutual, and Stewart Ivory & Co., Ltd., located in Edinburgh, Scotland.

OPPENHEIMERFUNDS DISTRIBUTOR, INC. IS THE FUNDS' DISTRIBUTOR.

OppenheimerFunds Distributor, Inc. (the "Distributor"), a subsidiary of the Manager, is each Fund's Distributor. Shareholders of each Fund approved new Rule 12b-1 Plans (the "Plans") for each class of its shares. However the Board has determined not to implement a plan for the Liquid Fund. The Class A Plans authorize the Funds to reimburse the Distributor for its actual expenditures in servicing accounts. The fee under each Class A Plan is 0.25% of the average net assets of the Class A shares. Services provided include answering customer inquiries about a Fund, assisting in establishing and maintaining accounts in a Fund, making a Fund's investment plans available and providing other services at the request of a Fund or the Distributor.
The Distributor plans to pay the Class A Plans' service fees to dealers and brokers that sell Fund shares.

The Class B Plans authorize the Funds to compensate the Distributor for its services in distributing Class B shares and servicing accounts. The fee under each Class B Plan consists of an "asset-based" sales charge of 0.75% of the average net assets of the Class B shares and a service fee of 0.25% of such assets. The asset-based sales charge is used to compensate the Distributor for distribution services to a Fund including paying and financing the payment of sales commissions, service fees and other costs of distributing and selling Class B shares. The service fee is used to provide the same services described for the Class A Plan.


THE PORTFOLIO MANAGERS.

Effective March 1, 1996, the following changes were made. Carol E. Wolf became the portfolio manager of the Liquid Fund. Ms. Wolf is an officer of Centennial Asset Management Corporation, a subsidiary of the Manager, and provides portfolio management services to Oppenheimer Money Market Fund, Inc. David A. Rosenberg became the portfolio manager of the Government Fund and the Income Fund. Mr.

Rosenberg provides portfolio management services to two other Oppenheimer fixed-income funds and was an officer and portfolio manager at Delaware Investment Advisors until 1994. Mr. Arthur Zimmer joined the team that currently provides portfolio management services to Disciplined Allocation Fund. Mr. Zimmer is a Vice President and Portfolio Manager for the Manager, and currently serves as an officer and portfolio manager for other Oppenheimer funds. Mr. James M. Burns, Managing Director of Babson-Stewart, is the portfolio manager of the international component of the LifeSpan Growth Fund and LifeSpan Balanced Fund on behalf of Babson-Stewart. He has been affiliated with Stuart Ivory & Co., Ltd. since 1990, and serves as a portfolio manager for that firm and leads the firm's Continental Europe Team.

TRANSFER AGENT.

The Funds' transfer and shareholder servicing agent is OppenheimerFunds Services "OFS"), a division of the Manager. OFS provides these services to the Funds at cost.

EXPENSES

SHAREHOLDER TRANSACTION EXPENSES AND ANNUAL FUND OPERATING EXPENSES FOR THE
FUNDS.

The following table sets forth the Shareholder Transaction Expenses and Annual Fund Operating Expenses of the Funds for the current fiscal year. Annual Operating Expenses are based on expenses incurred in the fiscal year ended December 31, 1995 and restated to reflect the change in sales charges and the termination of the agreements by the Funds' former distributor not to impose Rule 12b-1 fees and to reimburse expenses for certain of the Funds.

         SHAREHOLDER TRANSACTION EXPENSES AND ANNUAL OPERATING EXPENSES



                                                                                     Disciplined          Disciplined
                                                Income             Government         Allocation             Value
                                                 Fund                 Fund               Fund                 Fund
                                            ----------------     ----------------   -----------------   -----------------
                                   Liquid   Class     Class      Class     Class    Class      Class    Class      Class
                                    Fund       A         B         A          B        A          B        A          B
                                   ------   ------    ------     ------    ------   ------     ------   ------     ------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge Imposed
  on Purchases (as a
  percentage of offering
  (price).............              None     4.00%      None     4.00%      None     5.75%      None     5.75%      None
Deferred Sales Charge (as
  a percentage of original
  purchase price or
  redemption proceeds, as
  applicable).........              None     None(1)   5.00%(2)  None(1)    5.00%(2) None(1)   5.00%(2)  None(1)    5.00%(2)
Exchange Fee..........              None       None     None    None     None    None     None    None     None
ANNUAL OPERATING EXPENSES
  OF EACH FUND
  (as a percentage of average
  net assets)
Management Fees.......              .50%      .625%    .625%     .625%     .625%     .625%       .625%    .625%      .625%
12b-1 Fees............               N/A      .25     1.00       .25      1.00       .25        1.00      .25       1.00
Other Expenses........              .46       .315     .315      .355      .355      .295        .295     .345       .345
                                    ---       ----     ----      ----      ----      ----       -----     ----      -----
TOTAL ANNUAL OPERATING
  EXPENSES OF EACH FUND             .96%     1.19%    1.94%     1.23%     1.98%     1.17%       1.92%    1.22%      1.97%
                                    ---      ----     ----      ----      ----      ----        ----     ----       ----
                                    ---      ----     ----      ----      ----      ----        ----     ----       ----


LifeSpan LifeSpan LifeSpan
Growth Balanced Income
                                                LifeSpan            LifeSpan            LifeSpan
                                                 Growth             Balanced             Income
                                                  Fund                Fund                Fund
                                            -----------------   -----------------   -----------------
                                            Class      Class    Class      Class    Class      Class
                                              A          B        A          B        A          B
                                            ------     ------   ------     ------   ------     ------
SHAREHOLDER TRANSACTION
  EXPENSES
Maximum Sales Charge Imposed
  on Purchases (as a
  percentage of offering
  (price)..............                      5.75%      None     5.75%      None     5.75%      None
Deferred Sales Charge (as
  a percentage of original
  purchase price or
  redemption proceeds, as
  applicable)..........                    None(1)  5.00%(2)   None(1)  5.00%(2)   None(1)  5.00%(2)
Exchange Fee..........                        None      None      None      None      None      None
ANNUAL OPERATING EXPENSES
  OF EACH FUND
  (as a percentage of average
  net assets)
Management Fees.......                        .85%      .85%      .85%      .85%      .75%      .75%
12b-1 Fees............                         .25      1.00       .25      1.00       .25      1.00
Other Expenses........                         .45       .45       .45       .45       .50       .50
                                               ---       ---       ---       ---       ---       ---
TOTAL ANNUAL OPERATING
  EXPENSES OF EACH FUND                      1.55%     2.30%     1.55%     2.30%     1.50%     2.25%
                                             ----      ----      ----      ----      ----      ----
                                             ----      ----      ----      ----      ----      ----

--------------------------------------------------------------------------------
(1) Purchases of $1,000,000 or more will not be subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1% if the shares are redeemed within 18 months after the calendar month of purchase.

(2)  Maximum CDSC; declines over next 72 months.



              Example:  Assuming that a Fund's annual return is 5% and that its operating expenses are exactly as shown in the table above, if you closed your account after the number of years indicated below, for every $1,000 invested, your investment would bear the following amounts in total expenses:

                                                 GOVERNMENT     DISCIPLINED    DISCIPLINED    LIFESPAN       LIFESPAN     LIFESPAN
                                       INCOME    SECURITIES     ALLOCATION     VALUE          GROWTH         BALANCED     INCOME
                                       FUND      FUND           FUND           FUND           FUND           FUND         FUND
                                        ------    ----------     -----------    -----------    --------       --------     --------
         CLASS A SHARES
           After 1 year..............  $ 59      $ 59           $ 69           $ 69           $ 72           $ 72         $ 72
           After 3 years.............    83        85             93             94            104            104          103
           After 5 years.............   110       112            118            121            N/A            N/A          N/A
           After 10 years............   185       189            191            197            N/A            N/A          N/A

         CLASS B SHARES
         ASSUMING COMPLETE REDEMPTION
         AT END OF PERIOD
           After 1 year..............  $ 70      $ 70           $ 70           $ 70           $ 73           $ 73         $ 73
           After 3 years.............   101       102            100            102            112            112          110
           After 5 years.............   125       127            124            126            N/A            N/A          N/A
           After 10 years............   207       211            205            210            N/A            N/A          N/A
         ASSUMING NO REDEMPTION
           After 1 year..............  $ 20      $ 20           $ 20           $ 20           $ 23           $ 23         $ 23
           After 3 years.............    61        62             60             62             72             72           70
           After 5 years.............   105       107            104            106            N/A            N/A          N/A
           After 10 years............   207       211            205            210            N/A            N/A          N/A

         WITH RESPECT TO THE LIQUID FUND:
                                               LIQUID
                                                FUND
                                               ------
           After 1 year..............           $ 10
           After 3 years.............             31
           After 5 years.............             53
           After 10 years............            118

           THESE EXEMPLES ILLUSTRATE THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

HOW TO BUY SHARES

HOW TO BUY CLASS A SHARES OF THE CM FUNDS.

Effective March 18, 1996, the only persons who may purchase Class A shares of Government Securities Fund, Income Fund and Liquid Fund are persons who owned shares of the respective Fund as of March 17, 1996 ("CM eligible investor"). The Company's Board of Directors has approved the reorganization of each of Liquid Fund, Income Fund and Government Fund with a corresponding Oppenheimer mutual fund subject to shareholder approval. The offering price a CM eligible investor pays for Class A shares of the CM Funds equals the net asset value per share next computed after the investment order is received in good order by the Distributor plus the sales charge rate applicable to the amount of the purchase as set forth in the Prospectus.

HOW TO BUY CLASS A SHARES OF THE OPPENHEIMER FUNDS.

The offering price you pay for Class A shares equals the net asset value per share next computed after your investment order is received in good order by the Distributor plus a sales charge as follows:


AMOUNT OF          FRONT-END SALES        FRONT-END SALES        COMMISSION AS
PURCHASE           CHARGE AS PERCENTAGE   CHARGE AS PERCENTAGE   PERCENTAGE OF
OFFERING PRICE     OF OFFERING PRICE      OF AMOUNT INVESTED     OFFERING PRICE

-------------------------------------------------------------------------------
Less than $25,000      5.75%                          6.10%             4.75%
-------------------------------------------------------------------------------
$25,000 or more but
less than $50,000      5.50%                          5.82%             4.75%
-------------------------------------------------------------------------------
$50,000 or more but
less than $100,000     4.75%                          4.99%             4.00%
-------------------------------------------------------------------------------
$100,000 or more but
less than $250,000     3.75%                          3.90%             3.00%
-------------------------------------------------------------------------------
$250,000 or more but
less than $500,000     2.50%                          2.56%             2.00%
-------------------------------------------------------------------------------
$500,000 or more but
less than $1 million   2.00%                          2.04%             1.60%
-------------------------------------------------------------------------------

Appendix B contains information about reduced Class A sales charges or elimination of Class A initial sales charges for shareholders of the Oppenheimer Funds who were shareholders on March 17, 1996.

CLASS A CONTINGENT DEFERRED SALES CHARGE.

Class A shares purchased in amounts of $1 million or more or purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 or more eligible participants, or
(3) certifies that it projects to have annual plan purchases of $200,000 or more are not subject to the initial sales charge. If these shares are redeemed within 18 months of the calender month of purchase, a contingent deferred sales charge of 1% will be deducted from the redemption proceeds. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for their clients.
Dealers whose sales of Class A shares of the Funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

REDUCED SALES CHARGES FOR CLASS A SHARES.

You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

             / / RIGHT OF ACCUMULATION. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

             Additionally, you can add together current purchases of Class A and Class B shares of the Funds and other Oppenheimer funds to reduce the sales charge rate for current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). A list of the Oppenheimer funds can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

             / / LETTER OF INTENT. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Funds and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

             / / WAIVER OF INITIAL SALES CHARGES AND CONTINGENT DEFERRED SALES CHARGE FOR CLASS A SHARES. Class A shares purchased by certain investors or in connection with certain transactions are not subject to any Class A sales charges. See Appendix A for a description of these waivers. Please notify the Transfer Agent prior to a purchase or redemption if you are eligible for a waiver.

HOW TO BUY CLASS B SHARES OF THE CM FUNDS.

Effective March 18, 1996, the only person eligible to purchase Class B shares of Government Securities Fund and Income Fund are CM eligible investors. Purchases of Class B shares of Government Securities Fund and Income Fund are subject to the contingent deferred sales charge arrangements described in the Prospectus.

HOW TO BUY CLASS B SHARES OF THE OPPENHEIMER FUNDS.

Class B shares are offered at net asset value per share without a sales charge, so that your initial investment will go to work at the time of purchase. However, Class B shares redeemed within 72 months of purchase will be subject to a contingent deferred sales charge at the following rates: 5% (year one); 4% (year two); 3% (years three and four); 2% (year five); 1% (year six); 0% thereafter. The contingent deferred sales charge will be assessed on an amount equal to the lesser of the net asset value at the time of redemption or the original purchase price. Accordingly, you will not be assessed a contingent deferred sales charge on increases in account value above the initial purchase price, including shares derived from dividend reinvestment. In determining whether a contingent deferred sales charge applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the 72 month contingent deferred sales charge redemption period or those you acquired through dividend reinvestment, and next from the shares you have held the longest during the 72 month period. At the end of the 72 month period, Class B shares automatically convert to Class A shares.

A commission equal to 3.75% of the amount invested and a first year's service fee of .25% of average net assets based on the shares sold are paid to dealers. The initial service fee is paid in advance at the time of sale for the provision of personal and account maintenance services to shareholders during the 12 months following the sale, and thereafter the service fee is paid in quarterly installments each year.

Proceeds from the contingent deferred sales charge are paid to the Distributor to defray its expenses related to providing the Funds with distribution services in connection with the sale of Class B shares.

See Appendix A for a list of Class B contingent deferred sales charge waivers that may apply. See Appendix B for a list of Class B contingent deferred sales charge waivers available to persons who owned Class B shares of a Fund on March 17, 1996. If you are eligible for a waiver, please contact the Transfer Agent prior to requesting redemption.

SPECIAL INVESTOR SERVICES.

ACCOUNTLINK. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

    AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

           / / USING ACCOUNTLINK TO BUY SHARES. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

           / / PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

           / / PURCHASING SHARES. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

           / / EXCHANGING SHARES. UNTIL FURTHER NOTICE, SHARES OF THE FUNDS MAY BE EXCHANGED ONLY FOR SHARES OF THE FUNDS NAMED IN THE SUPPLEMENT. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account only to another Fund account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

           / / SELLING SHARES. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Funds have several plans that enable you to sell shares automatically or exchange them to another Fund account on a regular basis:

           / / AUTOMATIC WITHDRAWAL PLANS. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

           / / AUTOMATIC EXCHANGE PLANS. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each other account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or Class B shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the same Fund or other Oppenheimer mutual funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

RETIREMENT PLANS. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

              / / INDIVIDUAL RETIREMENT FUNDS including rollover IRAs, for individuals and their spouses

              / / 403(b)(7) CUSTODIAL PLANS for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

              / / SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs

              / / PENSION AND PROFIT-SHARING PLANS for self-employed persons and other employers

              / / 401(k) PROTOTYPE RETIREMENT PLANS for businesses

              Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

HOW TO SELL SHARES

              You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Funds offer you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. IF YOU HAVE QUESTIONS ABOUT ANY OF THESE PROCEDURES, AND ESPECIALLY IF YOU ARE REDEEMING SHARES IN A SPECIAL SITUATION, SUCH AS DUE TO THE DEATH OF THE OWNER, OR FROM A RETIREMENT PLAN, PLEASE CALL THE TRANSFER AGENT FIRST, AT 1-800-525-7048, FOR ASSISTANCE.

              / / RETIREMENT ACCOUNTS. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

              / / CERTAIN REQUESTS REQUIRE A SIGNATURE GUARANTEE. To protect you and the Funds from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

              / / You wish to redeem more than $50,000 worth of shares and receive a check

              / / The redemption check is not payable to all shareholders listed on the account statement

              / / The redemption check is not sent to the address of record on your account statement

              / / Shares are being transferred to a Fund account with a different owner or name

              / / Shares are redeemed by someone other than the owners (such as an Executor)

              / / WHERE CAN I HAVE MY SIGNATURE GUARANTEED? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. IF YOU ARE SIGNING AS A FIDUCIARY OR ON BEHALF OF A CORPORATION, PARTNERSHIP OR OTHER BUSINESS, OR AS A FIDUCIARY YOU MUST ALSO INCLUDE YOUR TITLE IN THE SIGNATURE.

SELLING SHARES BY MAIL.  Write a "letter of instructions" that includes:

              / / Your name

              / / The Fund's name

              / / Your Fund account number (from your account statement)

              / / The dollar amount or number of shares to be redeemed

              / / Any special payment instructions

              / / Any share certificates for the shares you are selling

              / / The signatures of all registered owners exactly as the account is registered, and

              / / Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

USE THE FOLLOWING ADDRESS FOR REQUESTS BY MAIL:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217

SEND COURIER OR EXPRESS MAIL REQUESTS TO:
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

SELLING SHARES BY TELEPHONE. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. YOU

MAY NOT REDEEM SHARES HELD IN AN OPPENHEIMERFUNDS RETIREMENT PLAN OR UNDER A SHARE CERTIFICATE BY TELEPHONE.

              / / To redeem shares through a service representative, call 1-800-852-8457

              / / To redeem shares automatically on PhoneLink, call
1-800-533-3310

              Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

              / / TELEPHONE REDEMPTIONS PAID BY CHECK. Up to $50,000 may be redeemed by telephone, in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

              / / TELEPHONE REDEMPTIONS THROUGH ACCOUNTLINK OR WIRE. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

              Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account if the bank is a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable a Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

SELLING SHARES THROUGH YOUR DEALER. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

HOW TO EXCHANGE SHARES

              Shares may be exchanged only for shares of the Funds at net asset value per share at the time of exchange, without sales charge. UNTIL FURTHER NOTICE, EXCHANGES ARE LIMITED TO THE FUNDS NAMED IN THIS SUPPLEMENT. To exchange shares, you must meet several conditions:


              / / Shares of the Fund selected for exchange must be available for sale in your state of residence.

              / / You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day.

              / / You must meet the minimum purchase requirements for the Fund you purchase by exchange.

              / / BEFORE EXCHANGING INTO A FUND, YOU SHOULD OBTAIN AND READ ITS PROSPECTUS.

              SHARES OF A PARTICULAR CLASS MAY BE EXCHANGED ONLY FOR SHARES OF THE SAME CLASS IN THE OTHER FUNDS. For example, you can exchange Class A shares of a Fund only for Class A shares of another Fund. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

              Exchanges may be requested in writing or by telephone:

              / / WRITTEN EXCHANGE REQUESTS. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the
Transfer Agent at the addresses listed in "How to Sell Shares."

              / / TELEPHONE EXCHANGE REQUESTS. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same names and address. Shares held under certificates may not be exchanged by telephone.
              There are certain exchange policies you should be aware of:

              / / Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either Fund may delay the purchase of shares of the Fund you are exchanging into up to seven days if the company determines the Fund would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

              / / Because excessive trading can hurt Fund performance and harm shareholders, the Company reserves the right to refuse any exchange request that will disadvantage a Fund, or to refuse multiple exchange requests submitted by a shareholder or dealer.

              / / The Company may amend, suspend or terminate the exchange privilege at any time. Although the Company will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

              / / For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a taxable gain or a loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

              / / If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

SHAREHOLDER ACCOUNT RULES AND POLICIES

              / / NET ASSET VALUE PER SHARE is determined for each class of shares as of the close of The New York Stock Exchange which is normally 4:00 P.M., but may be earlier on some days, on each day the Exchange is open, by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Company's Board of Directors has established procedures to value each Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained and securities held by a money market fund. These procedures are described more completely in the Statement of Additional Information.

              / / THE OFFERING OF SHARES may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in a Fund's best interest to do so.

              / / TELEPHONE TRANSACTION PRIVILEGES for purchases, redemptions or exchanges may be modified, suspended or terminated by the Company at any time. If an account has more than one owner, the Company and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

              / / THE TRANSFER AGENT WILL RECORD ANY TELEPHONE CALLS to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Company will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

              / / REDEMPTION OR TRANSFER REQUESTS WILL NOT BE HONORED UNTIL THE TRANSFER AGENT RECEIVES ALL REQUIRED DOCUMENTS IN PROPER FORM. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

              / / DEALERS THAT CAN PERFORM ACCOUNT TRANSACTIONS FOR THEIR CLIENTS BY PARTICIPATING IN NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously.

              / / THE REDEMPTION PRICE FOR SHARES WILL VARY from day to day because the value of the securities in each Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A and Class B shares. Therefore, the redemption value of your shares may be more or less than their original cost.

              / / PAYMENT FOR REDEEMED SHARES is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the

Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. THE TRANSFER AGENT MAY DELAY FORWARDING A CHECK OR PROCESSING A PAYMENT VIA ACCOUNTLINK FOR RECENTLY PURCHASED SHARES, BUT ONLY UNTIL THE PURCHASE PAYMENT HAS CLEARED. THAT DELAY MAY BE AS MUCH AS 10 DAYS FROM THE DATE THE SHARES WERE PURCHASED. THAT DELAY MAY BE AVOIDED IF YOU PURCHASE SHARES BY CERTIFIED CHECK OR ARRANGE WITH YOUR BANK TO PROVIDE TELEPHONE OR WRITTEN ASSURANCE TO THE TRANSFER AGENT THAT YOUR PURCHASE PAYMENT HAS CLEARED.

              / / INVOLUNTARY REDEMPTIONS OF SMALL ACCOUNTS may be made by the Company if a Fund's account has fewer than 100 shares.

              / / UNDER UNUSUAL CIRCUMSTANCES, shares of a Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from that Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

              / / "BACKUP WITHHOLDING" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number and any other certifications required by the Internal Revenue Service ("IRS") when you sign your application, or if you violate IRS regulations on tax reporting of income.

              / / THE FUNDS DO NOT CHARGE A REDEMPTION FEE, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, and Class B shares.
              / / TO AVOID SENDING DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS, the Company will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on a Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

                                     APPENDIX A

WAIVER OF INITIAL SALES CHARGES AND CONTINGENT DEFERRED SALES CHARGES APPLICABLE TO CLASS A SHARES.

              WAIVER OF INITIAL SALES CHARGES AND CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN INVESTORS. Class A shares purchased by certain investors are not subject to any Class A sales charges as follows:

              / / the Manager or its affiliates;

              / / present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of a Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

              / / registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

              / / dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

              / / employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

              / / dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of a Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares)

              / / dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares of defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

              / / directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;

              / / accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;

              / / any unit investment trust that has entered into an appropriate agreement with the Distributor;

              / / a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for
                                         A-1

Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or

              / / qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by March 31, 1996.

              WAIVERS OF INITIAL SALES CHARGE AND CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN TRANSACTIONS. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

              / / shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party;

              / / shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or one of its affiliates acts as sponsor;

              / / shares purchased by the reinvestment of dividends or other distributions reinvested from a Fund or other Oppenheimer mutual funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor;

              / / shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your Fund shares, and the Distributor may require evidence of your qualification for this waiver;and

              / / shares purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series.

              WAIVERS OF THE CLASS A CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

              / / for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

              / /  to return excess contributions made to Retirement Plans;

              / / to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

              / / involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," above);

              / / if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

              / / for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

WAIVER OF INITIAL SALES CHARGES AND CONTINGENT DEFERRED SALES CHARGES FOR CERTAIN INVESTORS PURCHASING CLASS B SHARES.

              WAIVERS FOR REDEMPTIONS IN CERTAIN CASES. The Class B contingent deferred sales charges will be waived for redemptions of shares in the following cases, if the Transfer Agent is notified that these conditions apply to the redemption:

              / / distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

              / / redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

              / / returns of excess contributions to Retirement Plans;

              / / distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

              / / shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," above; or

              / / distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal

Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

              WAIVERS FOR SHARES SOLD OR ISSUED IN CERTAIN TRANSACTIONS. The contingent deferred sales charge is also waived on Class B shares sold or issued in the following cases:

              / / shares sold to the Manager or its affiliates;

              / / shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and

              / / shares issued in plans of reorganization to which a Fund is a party.

                                     APPENDIX B

              SPECIAL SALES CHARGE ARRANGEMENTS FOR FUND SHAREHOLDERS WHO WERE SHAREHOLDERS OF CONNECTICUT MUTUAL INVESTMENT ACCOUNTS, INC.

              The initial and contingent sales charge rates and waivers for Class A and Class B shares described elsewhere in this Supplement are modified as described below for those shareholders of Connecticut Mutual Investment Accounts, Inc. on March 17, 1996 ("former CMIA shareholders").

PRIOR CLASS A CDSC AND CLASS A SALES CHARGE WAIVERS

CLASS A CONTINGENT DEFERRED SALES CHARGE. Certain former CMIA shareholders are entitled to continue to make additional purchases of Class A shares at net asset value without the Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

              Those former CMIA shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in the Funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the Funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

              Class A shares of the Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC. If any additional Class A shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

              CLASS A SALES CHARGE WAIVERS. Additional Class A shares of the Funds may be purchased without a sales charge by a former CMIA shareholder who was in one or more of the categories described below and acquired Class A shares prior to March 18, 1996 and still holds Class A shares:

              (1) any purchaser, provided the total initial amount invested in the Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Funds; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Funds totaled $500,000 or more; (3) Directors of the Company and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the Funds' prior distributor, and its affiliated companies; (5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; (6) any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which was beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract for Class A shares of Fund; and (7) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the applicable Class A CDSC.

CLASS A AND CLASS B CONTINGENT DEFERRED SALES CHARGE WAIVERS.

              In addition to the waivers set forth above under the caption "How to Buy Shares," the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Funds and exchanges of Class A or Class B shares of the Funds into Class A or Class B shares of a Fund provided that the Class A or class B shares of the Fund to be redeemed or exchanged were
(i) acquired prior to March 18, 1996, (ii) were acquired by exchange from another Fund and the shares of that Fund were purchased prior to March 18, 1996 and (iii) were exchanged or redeemed in the following cases:

              (1)by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m) (7) of the Internal Revenue code of 1986, as amended (Code); (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company (5) in connection with the Company's right to involuntarily redeem or liquidate a Fund; (6) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Company's Articles of Incorporation, or as adopted by the Board of Directors of the Company.


                                         B-2